Polaris Announces Partnership with Zero Motorcycles to Co-Develop Electric Vehicles as a Cornerstone of rEV’d up—Polaris’ New Electrification Strategy

•Polaris and Zero Motorcycles have signed a 10-year exclusive partnership agreement in off-road vehicles and snowmobiles
•Transformative partnership combines Polaris’ industry leadership with Zero’s proven technology in electric powertrains
•Co-development is underway with the first of several electric vehicles to debut by the end of 2021
•rEV’d up aims to position Polaris as the powersports EV leader and offer customers an electric vehicle option within each of its core product segments by 2025

MINNEAPOLIS, MN – September 29, 2020 – Polaris Inc. (NYSE: PII) today announced it has signed a 10-year partnership with Zero Motorcycles, a global leader in electric motorcycle powertrains and technology. This exclusive partnership in off-road vehicles (ORV) and snowmobiles is a cornerstone component of rEV’d up, Polaris’ long-term strategy to position the Company as the leader in powersports electrification. Through rEV’d up, Polaris aims to offer customers an electric vehicle option within each of its core product segments by 2025, with the first vehicle from the Zero-Polaris partnership debuting by the end of 2021.

“Thanks to advancements in power, pricing and performance over the last several years, and with customer interest surging, now is the right time for Polaris, with Zero Motorcycles as a key strategic partner, to implement our rEV’d up initiative and aggressively accelerate our position in powersports electrification,” said Scott Wine, chairman and CEO of Polaris. “Zero Motorcycles’ pioneering electrification experience, proven leadership and electric powertrain technologies are unmatched in the market. We believe this transformative partnership will enable us to leapfrog technological hurdles around range and cost while providing a tremendous speed-to-market advantage – an instant offense. Leveraging the strengths of our teams and a shared culture of innovation and passion for this industry, Polaris and Zero will collaborate to shape the future of powersports.”

“All of us at Zero Motorcycles are delighted and honored to be a part of this industry-changing strategic relationship with Polaris as we collaborate and co-develop the technologies and vehicle platforms that will power the future of electrification in powersports,” said Zero Motorcycles CEO Sam Paschel. “This revolutionary partnership is bringing together two incredibly talented teams aimed at dramatically expanding the electric options in powersports. Our EV expertise and millions of miles of real-world, rubber-meets-the-road EV experience, coupled with Polaris’ broad product portfolio, scale, supply chain and market leadership, makes this a game-changer for every powersports enthusiast.”

With Polaris’ scale and broad product lineup, this strategic partnership will be the largest in Zero Motorcycles’ history. Under this 10-year exclusive agreement, Polaris will develop, manufacture and sell electrified ORVs and snowmobiles using Zero’s powertrain technology, hardware and software. Zero Motorcycles has been designing, manufacturing and advancing electric motorcycles since 2006, and this partnership gives Polaris access to more than 14 years of unmatched experience and intellectual property. Zero Motorcycles is the only motorcycle company to successfully bring an entire electric product line to market and is regarded as the leader in motorcycle EV technologies, subsystems, components, and designs.

Polaris – Leading Powersports Electrification
As the global leader in powersports with nearly a decade in the electric vehicle space, Polaris is well positioned to accelerate the development of its premium electric vehicle offering across its product lines and to lead the powersports industry in electrification. Building on Polaris’ past experience in electric, rEV’d up will accelerate Polaris’ positioning within the industry by launching a new electric option to customers across each of its core business segments by 2025.

“rEV’d up is about more than just having a presence in the electric vehicle space; this is about leveraging the next generation of technology to develop industry-leading electric offerings within the right vehicle segments for our riders and our business. This is about taking a bold step to do big things,” said Wine. “With over $1 billion in electric vehicle sales over the past decade, we have built a valuable foundation in both the commercial and passenger vehicle markets. By leveraging capable partners, like Zero, we will expand on that groundwork to profitably deliver electric vehicles with the range, value and performance characteristics that both existing and prospective customers want.”

Polaris’ past and current product portfolio includes several electric options. In 2011, Polaris acquired both Goupil, a French manufacturer of on-road, commercial light duty electric vehicles for the European market, and GEM, the street-legal passenger and utility electric vehicles. Four years later, the Company acquired Brammo Electric Motorcycles whose technology was leveraged in the RANGER EV. The Ranger EV was one of the first electric vehicles in the off-road industry and is the No. 1 selling electric off-road vehicle in North America to date. With its broad range of electric commercial and industrial vehicles, Taylor-Dunn was acquired by Polaris in 2016.

About Polaris
As the global leader in powersports, Polaris Inc. (NYSE: PII) pioneers product breakthroughs and enriching experiences and services that have invited people to discover the joy of being outdoors since our founding in 1954. With annual 2019 sales of $6.8 billion, Polaris’ high-quality product line-up includes the Polaris RANGER, RZR and GENERAL side-by-side off-road vehicles; Sportsman all-terrain off-road vehicles; Indian Motorcycle mid-size and heavyweight motorcycles; Slingshot moto-roadsters; snowmobiles; and deck, cruiser and pontoon boats, including industry-leading Bennington pontoons. Polaris enhances the riding experience with parts, garments and accessories, along with a growing aftermarket portfolio, including Transamerican Auto Parts. Polaris’ presence in adjacent markets includes military and commercial off-road vehicles, quadricycles, and electric vehicles. Proudly headquartered in Minnesota, Polaris serves more than 100 countries across the globe. www.polaris.com.

About Zero Motorcycles
Zero Motorcycles is the global leader in electric motorcycles and powertrains. Designed and crafted by hand in California, Zero Motorcycles combines Silicon Valley tech with traditional motorcycle soul to elevate the motorcycling experience for intelligent, innovative riders around the world.

Forward-Looking Statements
Except for historical information contained herein, the matters set forth in this news release, including management’s expectations for the electric off-road and snowmobile market, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the severity and duration of the COVID-19 pandemic and the resulting impact on the Company’s business and the global economy; consumer demand for electric off-road vehicles and snowmobiles; the Company’s ability to successfully implement vehicle designs and manufacturing operations for its electric vehicles, including expanding its supply chain for electric vehicle components; the ability of Zero Motorcycles and the Company to successfully develop, implement and maintain superior technology for the Company’s electric off-road vehicles; economic conditions that impact consumer spending; product recalls; warranty expenses; environmental and product safety regulatory activity; effects of weather; commodity and input costs; freight and tariff costs; changes to international trade policies and agreements; uncertainty in the retail and wholesale credit markets; performance of affiliate partners, including Zero Motorcycles; relationships with dealers and suppliers; and the general overall economic, social and political environment. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this release is registration information provided by Polaris dealers in North America compiled by the Company or Company estimates and other industry data sources. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources related to Polaris and the powersports industry, and this information is subject to revision. Retail sales references to total Company retail sales includes only ORV, snowmobiles and motorcycles in North America unless otherwise noted.

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POLARIS INC. MEDIA CONTACTS
Jessica Rogers
Polaris Inc.
phone: 763-513-3445
jessica.rogers@polaris.com

Susan Donahue
Skyya PR
phone: 646-454-9378
susan.donahue@skyya.com

ZERO MOTORCYCLE MEDIA CONTACT
Natalie Kahn
Zero Motorcycles
858-245-4238
natalie@zeromediabureau.com

POLARIS INC. INVESTOR CONTACT
Richard Edwards
Polaris Inc.
phone: 763-513-3477
richard.edwards@polaris.com